UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 8, 2007

Centene Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7711 Carondelet Avenue, Suite 800
St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
Former Name or Former Address, if Changed Since Last Report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Information Contained in the Preliminary Offering Memorandum
Press Release

Item 7.01. Regulation FD Disclosure.
On March 8, 2007, Centene Corporation (the “Company”) announced its intention to offer $175 million in aggregate principal amount of senior notes due 2014 (the “Notes”) in a private placement, subject to market and other conditions. In connection with this offering, the Company will agree to file a registration statement with the Securities and Exchange Commission (the “SEC”) relating to an offer to exchange the Notes issued in this offering for publicly tradeable notes having substantially identical terms in accordance with published SEC interpretations.
The Company expects the offering will be completed in March 2007. The closing of the offering will be subject to customary closing conditions. The Company will use a portion of the net proceeds from the offering to refinance approximately $150.0 million of its existing indebtedness which is currently outstanding under its revolving credit facility. Any additional proceeds will be used for general corporate purposes.
Certain information contained in the preliminary offering memorandum dated March 7, 2007 (the “Preliminary Offering Memorandum”) relating to the proposed offering of the Notes is contained in Exhibit 99.1 attached hereto and incorporated herein by reference.
The information contained in this Item 7.01 is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and outside the United States to non-United States persons in compliance with Regulation S under the Securities Act. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 8.01. Other Events.
The Company announced its intention to offer the Notes in a press release dated March 8, 2007, which is attached as Exhibit 99.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Information contained in the Preliminary Offering Memorandum

99.2	Press Release dated March 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION
(Registrant)

Date: March 8, 2007	By:	/s/ J. Per Brodin

J. Per Brodin
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Information contained in the Preliminary Offering Memorandum

99.2	Press Release dated March 8, 2007